POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 (the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 2006.



                                                     /s/ James K. Risk, III
                                                     ---------------------------
                                                     James K. Risk

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 (the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 2006.



                                                     /s/ Joseph H. Seaman
                                                     ---------------------------
                                                     Joseph H. Seaman

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 (the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 2006.



                                                     /s/ Robert B. Truitt
                                                     ---------------------------
                                                     Robert B. Truitt

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 (the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 2006.



                                                     /s/ Robert L. Walker
                                                     ---------------------------
                                                     Robert L. Walker